SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2004

TIME AMERICA, INC..
(Exact Name of Registrant as Specified in Charter)

Nevada	33-58694	13-3465289
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

51 West Third Street, Suite 310, Tempe, Arizona		85281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 296-0400

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.	Exhibits

(c) Exhibits

	99.1	Press Release of the Company dated February 5, 2004.

Item 12.    Results of Operations and Financial Condition.

On February 5, 2004, Time America, Inc. issued a press release relating to its financial results for the quarter ended December 31, 2003.  Pursuant to SEC Release No. 33-8216, this press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME AMERICA, INC.

Date: February 6, 2004	By	/s/ Craig J. Smith
Craig J. Smith
Chief Financial Officer